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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 23, 2001, included in Active IQ Technologies, Inc.'s Form 8-K filed May 14, 2001, and to all references to our firm included in this registration statement.


/s/  Arthur Andersen LLP


Minneapolis, Minnesota,
August 17, 2001